EXHIBIT 2.2




                                                        Monthly Operating Report
CASE NAME:  Hilltop Acquisition Holding Corp.
                                                                   ACCRUAL BASIS
CASE NUMBER:  01-39371-SAF-11

JUDGE:  Steven A. Felsenthal

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 DALLAS DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: November 30, 2001

I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

                                                      Chief Financial Officer
--------------------------------------------    --------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                      TITLE

James C. Williams                                       December 19, 2001
--------------------------------------------    --------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                             DATE



PREPARER:


                                                      Chief Financial Officer
--------------------------------------------     -------------------------------
ORIGINAL SIGNATURE OF PREPARER                               TITLE

James C. Williams                                       December 19, 2001
--------------------------------------------     -------------------------------
PRINTED NAME OF PREPARER                                     DATE

                                                        Monthly Operating Report
CASE NAME:  Hilltop Acquisition Holding Corp.
                                                                 ACCRUAL BASIS-1
CASE NUMBER:  01-39371-SAF-11

COMPARATIVE BALANCE SHEET
                                                 SCHEDULE                     MONTH                    MONTH             MONTH
                                                  AMOUNT
ASSETS                                                                          11/2001

1.       UNRESTRICTED CASH                                                       36,823
2.       RESTRICTED CASH                                                              -
3.       TOTAL CASH                                                              36,823
4.       ACCOUNTS RECEIVABLE (NET)                                                1,030
5.       INVENTORY                                                                   --
6.       NOTES RECEIVABLE                                                            --
7.       PREPAID EXPENSES                                                           700
8.       OTHER (ATTACH LIST)                                                         --
9.       TOTAL CURRENT ASSETS                                                     1,730
10.      PROPERTY, PLANT & EQUIPMENT                                          3,070,432
11.      LESS: ACCUMULATED
         DEPRECIATION / DEPLETION                                               199,124
12.      NET PROPERTY, PLANT &
         EQUIPMENT                                                            2,871,308
13.      DUE FROM INSIDERS                                                           --
14.      OTHER ASSETS - NET OF
         AMORTIZATION (ATTACH LIST)                                             137,274
15.      OTHER (ATTACH LIST)                                                         --
16.      TOTAL ASSETS                                                         3,047,135
POSTPETITION LIABILITIES
17.      ACCOUNTS PAYABLE                                                        38,089
18.      TAXES PAYABLE                                                           18,576
19.      NOTES PAYABLE                                                               --
20.      PROFESSIONAL FEES                                                           --
21.      SECURED DEBT                                                                --
22.      OTHER (ATTACH LIST)                                                         --
23.      TOTAL POSTPETITION
         LIABILITIES                                                             56,665
PREPETITION LIABILITIES
24.      SECURED DEBT                                                         1,992,968
25.      PRIORITY DEBT                                                               --
26.      UNSECURED DEBT                                                          33,790
27.      OTHER (ATTACH LIST)
28.      TOTAL PREPETITION LIABILITIES                                        2,026,758
29.      TOTAL LIABILITIES                                                    2,083,423
EQUITY
30.      PREPETITION OWNER'S EQUITY                                             941,047
31.      POSTPETITION CUMULATIVE
         PROFIT OR (LOSS)                                                        22,665
32.      DIRECT CHARGES TO EQUITY
         (ATTACH EXPLANATION)                                                         -
33.      TOTAL EQUITY                                                           963,712
34.      TOTAL LIABILITIES &
         OWNER'S EQUITY                                                       3,047,135





Case Name:  Hilltop Acquisition Holding Corp.                             MOR-1

Case No. 01-39371-SAF-11


14.      Capitalized Professional Fees net of Amortization                                   $ 137,274




                                                        Monthly Operating Report
CASE NAME:  Hilltop Acquisition Holding Corp.
                                                                 ACCRUAL BASIS-2
CASE NUMBER:  01-39371-SAF-11

INCOME STATEMENT
                                                          MONTH             MONTH             MONTH          QUARTER
                                                                                                              TOTAL
REVENUES                                                11/2001
1.       GROSS REVENUES                                        85,894
2.       LESS: RETURNS & DISCOUNTS                                  -
3.       NET REVENUE                                           85,894
COST OF GOODS SOLD
4.       MATERIAL                                                   -
5.       DIRECT LABOR                                               -
6.       DIRECT OVERHEAD                                            -
7.       TOTAL COST OF GOODS SOLD                                   -
8.       GROSS PROFIT                                          85,894
OPERATING EXPENSES
9.       OFFICER / INSIDER COMPENSATION                             -
10.      SELLING & MARKETING                                        -
11.      GENERAL & ADMINISTRATIVE                              27,540
12.      RENT & LEASE                                               -
13.      OTHER (ATTACHED)                                           -
14.      TOTAL OPERATING EXPENSES                              27,540
15.      INCOME BEFORE NON-OPERATING
         INCOME & EXPENSE                                      58,354
OTHER INCOME & EXPENSES
16.      NON-OPERATING INCOME
         (ATT. LIST)                                                -
17.      NON-OPERATING EXPENSE
         (ATT. LIST)                                                -
18.      INTEREST EXPENSE                                      15,745
19.      DEPRECIATION / DEPLETION                               7,062
20.      AMORTIZATION                                           1,206
21.      OTHER (ATTACH LIST)                                        -
22.      NET OTHER INCOME & EXPENSES                           34,341
REORGANIZATION EXPENSES
23.      PROFESSIONAL FEES                                          -
24.      U.S. TRUSTEE FEES                                          -
25.      OTHER (ATTACH LIST)                                        -
26.      TOTAL REORGANIZATION
         EXPENSES                                                   -
27.      INCOME TAX                                            11,676
28.      NET PROFIT (LOSS)                                     22,665



                                                        Monthly Operating Report
CASE NAME:  Hilltop Acquisition Holding Corp.
                                                                 ACCRUAL BASIS-3
CASE NUMBER:  01-39371-SAF-11

CASH RECEIPTS AND DISBURSEMENTS
                                                           MONTH            MONTH             MONTH          QUARTER
                                                                                                              TOTAL

                                                          11/2001
1.       CASH - BEGINNING OF MONTH                             35,577
RECEIPTS FROM OPERATIONS
2.       CASH SALES                                                 -
COLLECTION OF ACCOUNTS RECEIVABLES
3.       PREPETITION                                            1,596
4.       POSTPETITION                                             575
5.       TOTAL OPERATING RECEIPTS                               2,171
NON-OPERATING RECEIPTS
6.       LOANS & ADVANCES (ATTACH LIST)                             -
7.       SALE OF ASSETS                                             -
8.       OTHER (ATTACH LIST)                                        -
9.       TOTAL NON-OPERATING RECEIPTS                               -
10.      TOTAL RECEIPTS                                         2,171
11.      TOTAL CASH AVAILABLE                                  37,748
OPERATING DISBURSEMENTS
12.      NET PAYROLL                                                -
13.      PAYROLL TAXES PAID                                         -
14.      SALES, USE & OTHER TAXES PAID                              -
15.      SECURED / RENTAL / LEASES                                  -
16.      UTILITIES                                                  -
17.      INSURANCE                                                  -
18.      INVENTORY PURCHASES                                        -
19.      VEHICLE EXPENSES                                           -
20.      TRAVEL                                                     -
21.      ENTERTAINMENT                                              -
22.      REPAIRS & MAINTENANCE                                    907
23.      SUPPLIES                                                   -
24.      ADVERTISING                                                -
25.      OTHER (ATTACH LIST)                                       18
26.      TOTAL OPERATING DISBURSEMENTS                            925
REORGANIZATION EXPENSES
27.      PROFESSIONAL FEES                                          -
28.      U.S. TRUSTEE FEES                                          -
29.      OTHER (ATTACH LIST)                                        -
30.      TOTAL REORGANIZATION EXPENSES                              -
31.      TOTAL DISBURSEMENTS                                      925
32.      NET CASH FLOW                                         36,823
33.      CASH - END OF MONTH                                   36,823





Case Name:  Hilltop Acquisition Holding Corp.                              MOR-3

Case No. 01-39371-SAF-11



25.      Bank Charges                                                                                          $   18


                                                        Monthly Operating Report
CASE NAME:  Hilltop Acquisition Holding Corp.
                                                                 ACCRUAL BASIS-4
CASE NUMBER:  01-39371-SAF-11

ACCOUNTS RECEIVABLE ACCOUNTS
                                                  SCHEDULE                  MONTH             MONTH            MONTH
                                                   AMOUNT
                                                                           11/2001

1.       0-30                                                                       588
2.       31-60                                                                      442
3.       61-90                                                                        -
4.       91+                                                                          -
5.       TOTAL ACCOUNTS RECEIVABLE                                                1,030
6.       AMOUNT CONSIDERED
         UNCOLLECTIBLE                                                                -
7.       ACCOUNTS RECEIVABLE (NET)                                                1,030
--------------------------------------------------------------------- ----------------- ----------------- --------------


AGING OF POSTPETITION TAXES AND PAYABLES                                                  MONTH:  11/2001

TAXES PAYABLE                             20-30             31-60              61-90             91+            TOTAL
                                          DAYS              DAYS               DAYS              DAYS

1.       FEDERAL                         11,676              -                  -                 -             11,676
2.       STATE                             -                 -                  -                 -               -
3.       LOCAL                           6,900               -                  -                 -             6,900
4.       OTHER
         (ATTACH LIST)                     -                 -                  -                 -               -
5.       TOTAL TAXES
         PAYABLE                         18,576              -                  -                 -             18,576

6.       ACCOUNTS PAYABLE                37,610             479                 -                 -             38,089



STATUS OF POSTPETITION TAXES                                                        MONTH:  11/2001

                                                         BEGINNING           AMOUNT            AMOUNT           ENDING
                                                            TAX            WITHHOLDING          PAID             TAX
FEDERAL                                                  LIABILITY         ON ACCOUNT                         LIABILITY

1.       WITHHOLDING**                                       -                  -                 -               -
2.       FICA-EMPLOYEE**                                     -                  -                 -               -
3.       FICA-EMPLOYER**                                     -                  -                 -               -
4.       UNEMPLOYMENT                                        -                  -                 -               -
5.       INCOME                                              -               11,676               -             11,676
6.       OTHER (ATTACH LIST)                                 -                  -                 -               -
7.       TOTAL FEDERAL TAXES                                 -               11,676               -             11,676
STATE AND LOCAL
8.       WITHHOLDING                                         -                  -                 -               -
9.       SALES                                               -                  -                 -               -
10.      EXCISE                                              -                  -                 -               -
11.      UNEMPLOYMENT                                        -                  -                 -               -
12.      REAL PROPERTY                                      --                6,900              --             6,900
13.      PERSONAL PROPERTY                                   -                  -                 -               -
14.      OTHER (ATTACH LIST)                                 -                  -                 -               -
15.      TOTAL STATE & LOCAL                                 -                6,900               -             6,900
16.      TOTAL TAXES                                         -               18,576               -             18,576


* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        Monthly Operating Report
CASE NAME:  Hilltop Acquisition Holding Corp.
                                                                 ACCRUAL BASIS-5
CASE NUMBER:  01-39371-SAF-11


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                   MONTH:        11/2001
                                                           -------------

BANK RECONCILIATIONS                                   Account #1        Account #2        Account #3       TOTAL

A.       BANK                                           Compass           Comerica

B.       ACCOUNT NUMBER                                 88069048         1880803026
C.       PURPOSE (TYPE)                                                      DIP
1.       BALANCE PER BANK STATEMENT                      36,826              997
2.       ADD: TOTAL DEPOSITS NOT
         CREDITED                                          -                  -
3.       SUBTRACT OUTSTANDING CHECKS                     1,000                -
4.       OTHER RECONCILING ITEMS                           -                  -
5.       MONTH END BALANCE PER BOOKS                     35,826              997                           36,823
6.       NUMBER OF LAST CHECK WRITTEN                      96                 0


INVESTMENT ACCOUNTS
                                                        DATE OF            TYPE OF          PURCHASE         CURRENT
BANK ACCOUNT NAME & NUMBER                              PURCHASE         INSTRUMENT           PRICE           VALUE

7.
8.
9.
10.
11.      TOTAL INVESTMENTS

CASH
12.      CURRENCY ON HAND

13.      TOTAL CASH END OF MONTH                                                                           36,823




                                                        Monthly Operating Report
CASE NAME:  Hilltop Acquisition Holding Corp.
                                                                 ACCRUAL BASIS-6
CASE NUMBER:  01-39371-SAF-11

                                                              MONTH:     11/2001

PAYMENTS TO INSIDERS AND PROFESSIONALS
-----------------------------------------------------


OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.


                                           INSIDERS

NAME                                TYPE OF              AMOUNT                TOTAL PAID TO
                                    PAYMENT               PAID                    DATE

1.
2.
3.
4.
5.

                                                       PROFESSIONALS
                                    DATE OF
                                    COURT ORDER                                                TOTAL
                                    AUTHORIZING         AMOUNT                    AMOUNT       PAID         TOTAL
NAME                                PAYMENT             APPROVED                   PAID         TO          INCURRED
                                                                                               DATE         & UNPAID

1.
2.
3.
4.
5.

TOTAL PAYMENTS
TO PROFESSIONALS

*INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS

                                    SCHEDULED           AMOUNTS                   TOTAL UNPAID
          NAMED CREDITOR            MONTHLY             PAID                      POSTPETITION
                                    PAYMENTS            DURING
                                    DUE                 MONTH

1.
2.
3.
4.
5.
6.   TOTAL


                                                        Monthly Operating Report
CASE NAME:  Hilltop Acquisition Holding Corp.
                                                                 ACCRUAL BASIS-7
CASE NUMBER:  01-39371-SAF-11
                                                                 MONTH:  11/2001
QUESTIONNAIRE

                                                                                               YES              NO

1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE
     NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                                           X
2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN
     A DEBTOR IN POSSESSION ACCOUNT?                                                            X
3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS)
     DUE FROM RELATED PARTIES?                                                                                  X
4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS
     REPORTING PERIOD?                                                                                          X
5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR
     FROM ANY PARTY?                                                                                            X
6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                               X
7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                               X
8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                           X
9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                 X
10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                                 X
11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING
     PERIOD?                                                                                                    X
12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                                            X


IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
DIP account opened 11/30/01; cash collateral hearing 12/05/01, disbursements for emergency situation only.


INSURANCE
                                                                                               YES              NO

1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
     NECESSARY INSURANCE COVERAGES IN EFFECT?                                                   X
2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                     X
3.   PLEASE ITEMIZE POLICIES BELOW.


IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
Policies are in the name of and paid by Alford Refrigerated Warehouses, Inc. Case # 01-39776-BJH-11.


       TYPE OF POLICY                    CARRIER                   PERIOD COVERED                PAYMENT AMOUNT
